Garland P. Pezzuolo                          Direct Dial Number:  (215) 443-3649
Secretary & General Counsel                  Direct Fax Number:   (215) 443-3603

                                November 13, 2000

Via Fax Transmittal

Gerard T. Lynch, President
General Re - New England Asset Management, Inc.
Pond View Corporate Center
76 Batterson Park Road
Farmington, CT  06032

RE:      Additional Assets for Management with NEAM

Dear Gerry:

You will by now have received a copy of the November 7th letter that Jim Mack forwarded to you in connection with the transfer of management of certain Preferred Stock and U.S. Treasury Bills from Madison Monroe, Inc. to NEAM.

I just wanted to confirm with you that the annual fee to which NEAM will be entitled for the management of these assets will be as follows:

 .05% of the market value of the U.S. Treasury Bills, currently valued at approx.
                                  $10,000,000
                                       and
 .05% of the market value of the Preferred Stock, currently valued at approx.
                                   $17,700,000

If our understanding of the additional annual fees to which you will be entitled is incorrect, please let me know. Otherwise, we will assume this fee will go into effect December 1, 2000.

Your signature on the line provided can serve as confirmation of our understanding, and your acceptance of the management of these additional assets pursuant to Section 1 of the Investment Management Agreement.

PENN-AMERICA INSURANCE COMPANY
March 26, 2001
Page 2

I appreciate your time and attention to this matter. Please give me a call with any questions. Otherwise, I look forward to receiving a signed copy of this letter from you.

Sincerely,


/s/ Garland P. Pezzuolo
Garland P. Pezzuolo

GPP:s
Cc:  Joe Morris, Sr. Vice President and CFO
     Jim Mack, Vice President, Treasurer and Controller


ACCEPTED:


By: /s/ Gerry Lynch                         Date:  12/20/00
   ------------------------------------           ------------------------------
   New England Asset Management, Inc.